Taxes on Income (Details) - USD ($) $ in Thousands		Dec. 31, 2016	Dec. 31, 2015
Components of Company's deferred tax liabilities and assets
Net operating loss carry forward	[1]	$ 7,623	$ 8,703
Net capital loss carry forward	[1]	5,899	6,253
Allowances and provisions		110	107
Intangible assets, net		(119)	6
Deferred tax assets, gross		13,513	15,069
Valuation allowance	[2]	(13,513)	(15,069)
Net deferred tax Liability

[1]	See Note 16b.
[2]	In years 2016 and 2015, the Company has provided valuation allowances on deferred tax assets that results from tax loss carry forward and other reserves and allowances due to its history of operating and capital losses and current uncertainty about the ability to realize these deferred tax assets in the future. Net change in valuation allowance during 2016 was due to an increase of $ 540 in intangible assets balance and an increase of net operating loss carry forward.